[LETTERHEAD]

FOR  IMMEDIATE  RELEASE
-----------------------

ISLE  OF  CAPRI  CASINOS,  INC.  ANNOUNCES  RECORD  FOURTH  QUARTER  AND
                            FISCAL YEAR 2000 RESULTS

Biloxi, Mississippi, June 15, 2000. Isle of Capri Casinos, Inc. (NASDAQ:ISLE) today announced its results for the fourth quarter and fiscal year ended April 30, 2000. Summarized below and on the following pages are the financial results for the corporation on a consolidated basis, with operating highlights for some of its gaming facilities.

                                                          QTR        QTR
(In thousands, except share data)                       4/30/00    4/25/99

Total Revenue . . . . . . . . . . . . . . . . . . . .  $233,924   $144,252

Income Before Extraordinary Item. . . . . . . . . . .  $ 14,014   $  6,444
Extraordinary Item, net of taxes. . . . . . . . . . .      (984)   (36,285)
                                                       ---------  ---------
Net income (loss) . . . . . . . . . . . . . . . . . .  $ 13,030   $(29,841)
                                                       =========  =========

Per Share Data - Diluted:
  Income Before Extraordinary Item. . . . . . . . . .  $   0.44   $   0.27
  Extraordinary Item, net of taxes. . . . . . . . . .     (0.03)     (1.50)
                                                       ---------  ---------
  Net income (loss) . . . . . . . . . . . . . . . . .  $   0.41   $  (1.23)
                                                       =========  =========
Weighted Average Common Shares. . . . . . . . . . . .    31,573     24,249

EBITDA (1). . . . . . . . . . . . . . . . . . . . . .  $ 60,738   $ 35,612


                                                          YTD        YTD
                                                        4/30/00    4/25/99

Total Revenue . . . . . . . . . . . . . . . . . . . .  $684,850   $480,377

Income Before Extraordinary Item. . . . . . . . . . .  $ 32,055   $ 12,109
Extraordinary Item, net of taxes. . . . . . . . . . .      (984)   (36,285)
                                                       ---------  ---------
Net income (loss) . . . . . . . . . . . . . . . . . .  $ 31,071   $(24,176)
                                                       =========  =========
Per Share Data - Diluted:
  Income Before Extraordinary Item. . . . . . . . . .  $   1.15   $   0.51
  Extraordinary Item, net of taxes. . . . . . . . . .     (0.04)     (1.52)
                                                       ---------  ---------
  Net income (loss) . . . . . . . . . . . . . . . . .  $   1.11   $  (1.01)
                                                       =========  =========

Weighted Average Common Shares. . . . . . . . . . . .    27,925     23,859

EBITDA (1). . . . . . . . . . . . . . . . . . . . . .  $159,262   $109,225

See footnotes below, for details regarding the above operating results.

(1)  -  See  EBITDA defined in footnote (2) of Comparative Financial Highlights.

"This has been a very exciting and productive year for Isle of Capri, capping off three full years of continuous growth, with an average annual EPS growth rate of well over 100%. During the past several months we have successfully completed the acquisitions of Lady Luck Gaming Corp., Davis Gaming in Boonville, Missouri and most recently the Kansas City Flamingo Hilton. We look forward to these acquisitions, along with the stability of our existing Isle properties, to be the engine that drives the future growth of Isle of Capri," stated Bernard Goldstein, Chairman and Chief Executive Officer.

Jack Gallaway, President and Chief Operating Officer, added, "We continue to be pleased with our overall operating results, highlighted by the fourth quarter ended April 30, 2000, which yielded year over year quarterly growth of 71% for EBITDA and 63% for EPS. This is attributable to comparable growth in our existing six Isle properties of 32% for EBITDA and the acquisition of Lady Luck which added approximately $13.2 million in EBITDA, but had no significant impact on EPS for the two months they were owned by the Isle during the fourth quarter. We expect EPS accretion in Fiscal 2001 as we begin to realize the synergies from this acquisition."

This press release may be deemed to contain forward-looking statements which are subject to change. These forward-looking statements may be significantly impacted, either positively or negatively by various factors, including without limitation, licensing, and other regulatory approvals, financing sources, development and construction activities, costs and delays, permits, competition and business conditions in the gaming industry. Additional information concerning potential factors that could affect the Company's financial condition, results of operations and expansion projects, is included in the filings of the Company with the Securities and Exchange Commission, including but not limited to, its 10-K for the fiscal year ended April 25, 1999.

Isle of Capri Casinos, Inc. owns and operates twelve riverboat, dockside and land-based casinos at eleven locations, including Biloxi, Vicksburg, Tunica, Lula, and Natchez, Mississippi; Bossier City and Lake Charles (two riverboats), Louisiana; Black Hawk, Colorado; Bettendorf and Marquette, Iowa and Kansas City, Missouri. The Company also operates Pompano Park Harness Racing Track in Pompano Beach, Florida and through a joint venture, the Enchanted Capri cruise ship, that features an Isle of Capri Casino, sailing from New Orleans, Louisiana.

NOTE: OTHER ISLE OF CAPRI CASINOS, INC. PRESS RELEASES AND A CORPORATE PROFILE ARE AVAILABLE BY FAX AT NO CHARGE. FOR A MENU OF AVAILABLE ISLE OF CAPRI CASINOS, INC. PRESS RELEASES, CALL 800/758-5804, EXT. 145913 OR AT HTTP://WWW.PRNEWSWIRE.COM. ISLE OF CAPRI'S HOME PAGE IS
HTTP://WWW.THEISLECORP.COM.
CONTACTS: ALLAN SOLOMON, EXECUTIVE VICE PRESIDENT, 561/995-6660 OR REX YEISLEY, CHIEF FINANCIAL OFFICER, 228/396-7000

                                            ISLE OF CAPRI CASINOS, INC.
                                       CONSOLIDATED STATEMENTS OF OPERATIONS
                                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)



                                                           FISCAL QUARTER ENDED               FISCAL YEAR ENDED
                                                      APRIL 30,             APRIL 25,       APRIL 30,    APRIL 25,
                                                        2000                  1999             2000        1999
                                                --------------------  -------------------  -----------  -----------
Revenues:
  Casino . . . . . . . . . . . . . . . . . . .  $           210,537   $          126,635   $  619,351   $  424,379
  Pari-mutuel commissions and fees . . . . . .                8,238                7,837       22,064       21,351
  Hotel, food, beverage & other. . . . . . . .               15,149                9,780       43,435       34,647
                                                --------------------  -------------------  -----------  -----------
Total revenue. . . . . . . . . . . . . . . . .              233,924              144,252      684,850      480,377

Operating and other expenses:
  Corporate and new development. . . . . . . .                5,398                4,059       17,687       12,907
  Properties . . . . . . . . . . . . . . . . .              167,788              104,575      507,901      358,245
  Accrued litigation settlement (reversal) (1)                    -                    -            -       (4,215)
  Valuation allowance (2). . . . . . . . . . .                    -                    -            -        5,097
  Preopening (3) . . . . . . . . . . . . . . .                    -                    -        3,420        3,320
  Depreciation and amortization. . . . . . . .               15,085               10,383       42,346       36,277
                                                --------------------  -------------------  -----------  -----------
Total operating and other expenses . . . . . .              188,271              119,017      571,354      411,631
                                                --------------------  -------------------  -----------  -----------

Operating income . . . . . . . . . . . . . . .               45,653               25,235      113,496       68,746

Gain on disposal (4) . . . . . . . . . . . . .                    -                    -        3,106            -
Equity in income (loss) of
  unconsolidated joint venture (5) . . . . . .                   39                 (200)         259       (1,340)
Net interest expense (6) . . . . . . . . . . .              (19,124)             (12,379)     (55,633)     (45,731)
Minority interest (7). . . . . . . . . . . . .               (1,456)                  12       (3,700)       2,209
                                                --------------------  -------------------  -----------  -----------

Income  before income taxes. . . . . . . . . .               25,112               12,668       57,528       23,884

Income taxes . . . . . . . . . . . . . . . . .               11,098                6,224       25,473       11,775
                                                --------------------  -------------------  -----------  -----------

Income before extraordinary item . . . . . . .               14,014                6,444       32,055       12,109

Extraordinary item, net of taxes  (8). . . . .                 (984)             (36,285)        (984)     (36,285)
                                                --------------------  -------------------  -----------  -----------

Net income (loss). . . . . . . . . . . . . . .  $            13,030   $          (29,841)  $   31,071   $  (24,176)
                                                ====================  ===================  ===========  ===========

Per Share Data - Diluted:
  Income before extraordinary item . . . . . .  $              0.44   $             0.27   $     1.15   $     0.51
  Extraordinary item . . . . . . . . . . . . .                (0.03)               (1.50)       (0.04)       (1.52)
                                                --------------------  -------------------  -----------  -----------
  Net income (loss). . . . . . . . . . . . . .  $              0.41   $            (1.23)  $     1.11   $    (1.01)
                                                ====================  ===================  ===========  ===========

Weighted average diluted common shares . . . .               31,573               24,249       27,925       23,859


(1) Accrued litigation settlement (reversal) relates to the reversal of an accrued expense of $4,215 for a boarding tax liability at the Isle-Bossier City, for which the courts have determined the Company is not liable.

(2) Valuation allowance includes a $2.4 million total charge relating to the write-down of certain assets held for sale and a $2.7 million charge relating to the write-off of a land lease.

(3) Preopening of $3.4 million and $3.3 million relates to expenses incurred with the openings of the Isle of Capri Casino in Tunica, MS in the second quarter of fiscal 2000 and the Isle of Capri Casino in Black Hawk, Co. in the third quarter of fiscal year 1999, respectively.

(4) Gain on disposal relates to the sale of an option to purchase land adjacent to the Pompano Park, Inc. facility.

(5) Equity in unconsolidated joint venture represents the Company's ownership interest in the Enchanted Capri cruise ship, a joint venture with an unrelated third-party.

(6) Interest expense is net of interest income of $2,075, $557, $4,780 and $2,907, respectively; and capitalized interest of $886, $975, $2,353 and $7,238, respectively; net interest expense includes gross interest expense of $2,976, $2,848, $11,170 and $10,594, respectively; interest income of $62, $88, $385 and $850, respectively; and capitalized interest of $458, $0, $1,098 and $4,849, respectively from Isle of Capri Black Hawk, L.L.C.

(7) Minority interest represents the portion of Isle of Capri Black Hawk, L.L.C.'s income before income taxes owned by an unrelated third-party.

(8) Extraordinary item (net of taxes) of $1.0 million and $36.3 million consists of costs associated with the extinguishment of debt, primarily related to debt associated with the acquisition of Lady Luck on March 2, 2000 and the refinancing of the Company's $315 million 12.5% Senior Secured Notes, on April 23, 1999, respectively.


                                      ISLE OF CAPRI CASINOS, INC.
                          COMPARATIVE FINANCIAL HIGHLIGHTS BY CASINO PROPERTY
                                             (IN THOUSANDS)



                                                              FISCAL QUARTER ENDED
                                                              --------------------
                                         APRIL 30,                              APRIL 25,
                                           2000                                   1999
                                         ---------                              ---------
                         REVENUE (1)    EBITDA (2)   MARGIN %     REVENUE (1)   EBITDA (2)   MARGIN %
                         -----------    ----------   --------     -----------  -----------  ---------

BILOXI . . . . . . . .  $  25,248       $    6,925     27.4%      $  23,107     $  6,542      28.3%

VICKSBURG. . . . . . .  $  18,269       $    6,125     33.5%      $  15,522     $  4,618      29.8%

BOSSIER CITY . . . . .  $  43,933       $   14,558     33.1%      $  33,776     $  9,280      27.5%

LAKE CHARLES . . . . .  $  52,658       $   16,005     30.4%      $  45,095     $ 13,748      30.5%

BLACK HAWK (3) . . . .  $  27,132       $    7,754     28.6%      $  17,378     $  4,258      24.5%

TUNICA (4) . . . . . .  $   7,233       $     (656)    -9.1%      $       -     $      -       0.0%

NATCHEZ (5). . . . . .  $   6,941       $    2,160     31.1%      $   6,182     $  1,589      25.7%

LULA (5) . . . . . . .  $  19,325       $    6,413     33.2%      $  17,307     $  5,433      31.4%

BETTENDORF (5) . . . .  $  16,474       $    3,047     18.5%      $  16,593     $  3,971      23.9%

MARQUETTE (5). . . . .  $   6,140          $    1,575     25.7%      $   6,168     $  1,411      22.9%

CORPORATE & OTHER. . .  $  10,571       $   (3,168)   (30.0%)     $   9,374     $ (2,834)   (30.2%)
                        ----------      -----------  --------     -----------   ---------   -------
  TOTAL  . . . . . . .  $ 233,924          $   60,738     26.0%      $ 190,502     $ 48,016      25.2%
                        ==========      ===========  ========     ===========   =========   =======

                                                               FISCAL YEAR ENDED
                                                              --------------------
                                         APRIL 30,                              APRIL 25,
                                           2000                                   1999
                                         ---------                              ---------
                         REVENUE (1)    EBITDA (2)   MARGIN %     REVENUE (1)   EBITDA (2)   MARGIN %
                         -----------    ----------   --------     -----------  -----------  ---------

BILOXI (6) . . . . . .  $  90,347       $   23,536     26.1%      $  91,568      $ 24,922      27.2%

VICKSBURG. . . . . . .  $  64,776       $   20,029     30.9%      $  53,168      $ 14,528      27.3%

BOSSIER CITY . . . . .  $ 151,426       $   43,411     28.7%      $ 124,936      $ 32,787      26.2%

LAKE CHARLES . . . . .  $ 185,949       $   52,069     28.0%      $ 162,498      $ 42,963      26.4%

BLACK HAWK (3) . . . .  $  93,185       $   25,209     27.1%      $  22,046      $  5,096      23.1%

TUNICA (4) . . . . . .  $  22,931       $   (3,476)   (15.2%)     $       -      $      -       0.0%

NATCHEZ (5). . . . . .  $   6,941       $    2,160     31.1%      $   6,182      $  1,589      25.7%

LULA (5) . . . . . . .  $  19,325       $    6,413     33.2%      $  17,307      $  5,433      31.4%

BETTENDORF (5) . . . .  $  16,474       $    3,047     18.5%      $  16,593      $  3,971      23.9%

MARQUETTE (5). . . . .  $   6,140       $    1,575     25.7%      $   6,168      $  1,411      22.9%

CORPORATE & OTHER. . .  $  27,356       $  (14,711)   (53.8%)     $  26,161      $(11,071)    (42.3%)
                        ----------      -----------   -------     ----------     ---------    -------
  TOTAL  . . . . . . .  $ 684,850       $  159,262     23.3%      $ 526,627      $121,629      23.1%
                        ==========      ===========   =======     ==========     =========    =======

(1)  -  Revenue reflects Total Revenue net of complimentaries.
(2) - EBITDA is calculated by adding income taxes, net interest expense, minority interest, equity in unconsolidated joint ventures, depreciation and amortization, preopening and intercompany management fees to income before extraordinary item. Additionally, EBITDA has been adjusted for the following non-recurring items: accrued litigation settlement reversal (Bossier City only) and valuation allowance (Corporate only).
(3) - EBITDA includes equipment operating lease expense for QTD, Prior Year QTD, YTD, and Prior Year YTD of $907, $897, $3,581 and $1,187, respectively; and excludes Management Fee Expense for QTD, Prior Year QTD, YTD, and Prior Year YTD of $1,083, $660, $3,737 and $973, respectively.
(4)  -  Isle Tunica commenced operations in July 1999.
(5) - Numbers reflect the period of March 2, 2000 through April 30, 2000 and the comparable period of March 2, 1999 through April 30, 1999. These properties were not owned by Isle of Capri Casinos, Inc. during the 1999 period and accordingly are not included in the consolidated results for Fiscal 1999.
(6) - In Biloxi, EBITDA includes $648 of business interruption claim funds collected during the third quarter of fiscal year 1999 relating to Hurricane Georges.